Aspiriant Trust

Aspiriant Defensive Allocation Fund

Supplement dated January 3, 2023

to the Prospectus and Statement of Additional Information dated August 1, 2022

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Aspiriant Defensive Allocation Fund (the “Fund”) and should be read in conjunction with those documents.

Effective immediately, the Fund’s fundamental investment policy regarding diversification is eliminated, thereby changing the Fund’s classification from a diversified investment company to a non-diversified investment company under the Investment Company Act of 1940. The elimination of the Fund’s diversification policy permits greater flexibility in the investment management of the Fund with respect to investments in foreign funds, private funds, and other types of funds, thereby allowing more of the Fund’s portfolio to be invested in such funds and a greater percentage of assets to be invested in any one fund.

To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular issuer held by the Fund may affect its value more than if it invested in a larger number of issuers and the value of the Fund’s shares may be more volatile than the values of shares of more diversified funds. As a fund of funds that invests in various asset classes, however, the Fund invests in various types of underlying funds whose portfolio securities generally are numerous and offer a range of strategies. The change does not affect the Fund’s investment objective or overall investment strategy or risks as the Fund would continue to invest in a broad range of asset classes.

Shareholders of record approved the elimination of the Fund’s diversification policy at a special meeting held today. The information in the Fund’s Prospectus and SAI, therefore, is hereby revised in accordance with the information in this supplement.

Please retain this supplement for future reference.